Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

The undersigned executive officer of WVS Financial Corp. (the “Registrant”) hereby certifies that the Registrant’s Quarterly Report on Form 10-Q for the three months ended December 31, 2018 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ David J. Bursic
David J. Bursic
President and
Chief Executive Officer

Date:  February 14, 2019

Note:      A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to WVS Financial Corp. and will be retained by WVS Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

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